Exhibit 10.1

DIRECTOR RESOLUTIONS

OF

SEATECH VENTURES CORP.

(the “Company”)

WHEREAS:

A.	Mr. Chin Chee Seong has consented to resign from all positions with the Company, including but not limited to, that of Chairperson of the Board of Directors, Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary, and Director.

B.	Mr. Tan See Meng has consented to resign from all positions with the Company, including but not limited to, that of Director.

C.	Mr. Cheah Kok Hoong has consented to resign from all positions with the Company, including but not limited to, that of independent Non-Executive Director.

D.	Mr. Lee Marcus Sherray has consented to act as the new President, Chief Executive Officer, and Chairperson of the Board of Directors of the Company.

E.	Mr. Loke Sebastian Mun Foo has consented to act as the Chief Financial Officer, Treasurer and Secretary of the Company.

BE IT RESOLVED THAT:

A.	The Board of Directors accepts the resignation of Mr. Chin Chee Seong from all positions with the Company, including but not limited to, that of Chairperson of the Board of Directors, Chief Executive Officer, Chief Financial Officer, President, Treasurer, Secretary, and Director.

B.	The Board of Directors accepts the resignation of Mr. Tan See Meng from all positions with the Company, including but not limited to, that of Director.

C.	The Board of Directors accepts the resignation of Mr. Cheah Kok Hoong from all positions with the Company, including but not limited to, that of independent Non-Executive Director.

D.	The Board of Directors appoints Mr. Lee Marcus Sherray to act as the new President, Chief Executive Officer, and Chairperson of the Board of Directors of the Company.

E.	The Board of Directors appoints Mr. Loke Sebastian Mun Foo to act as the Chief Financial Officer, Treasurer and Secretary of the Company.

Effective date: June 12, 2025

/s/ Chin Chee Seong
Chin Chee Seong

/s/ Marcus Sherray Lee
Marcus Sherray Lee